                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-68530, 333-68540, 333-30374 and
333-101031) and Form S-3 (File Nos. 333-70078 and 333-100051) of eLoyalty
Corporation of our report dated February 9, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
March 22, 2004